EXECUTION

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of November 12, 2010, among ALLIS-CHALMERS ENERGY INC., a Delaware corporation, as borrower (the “Borrower”), the undersigned Guarantors (collectively, the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively) and the undersigned Lenders.

Reference is made to the Second Amended and Restated Credit Agreement dated as of April 26, 2007 among Borrower, the Administrative Agent, the Collateral Agent and the Lenders parties thereto, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of December 3, 2007, a Second Amendment to Second Amended and Restated Credit Agreement dated as of December 30, 2008, a Third Amendment to Second Amended and Restated Credit Agreement dated as of April 9, 2009, a Fourth Amendment to Second Amended and Restated Credit Agreement dated as of May 20, 2009, a Fifth Amendment to Second Amended and Restated Credit Agreement dated as of October 13, 2009, and a Sixth Amendment to Second Amended and Restated Credit Agreement dated as of February 25, 2010 (as amended, the “Credit Agreement”).  Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Amendment.

RECITALS

A.           In connection with the proposed sale the Rigs and repayment of the CFSC Rig Financing, Borrower has requested certain amendments to the Credit Agreement and the Lenders are willing, on the terms and conditions set forth herein, to amend the Credit Agreement as hereinafter set forth.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.       Amendments. Effective as of the Seventh Amendment Effective Date, the Credit Agreement is amended as follows:

1.1         Definitions. Section 1.01 of the Credit Agreement is amended as follows:

(a)          The following definitions are amended in their entirety to read as follows:

“Agreement means this Second Amended and Restated Credit Agreement as amended by the First Amendment to Second Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Credit Agreement, Fourth Amendment to Second Amended and Restated Credit Agreement, Fifth Amendment to Second Amended and Restated Credit Agreement, Sixth Amendment to Second Amended and Restated Credit Agreement, and Seventh Amendment to Second Amended and Restated Credit Agreement.”

Seventh Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

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(b)         The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

“Seventh Amendment Effective Date means the date the Seventh Amendment to Second Amended and Restated Credit Agreement by its terms becomes effective among the parties thereto.”

“Seventh Amendment to Second Amended and Restated Credit Agreement means that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of November 12, 2010, among the Borrower, the Guarantors, Royal Bank of Canada, as Administrative Agent and Collateral Agent, and the  Lenders.”

1.2         Section 612.  Section 6.12 of the Credit Agreement is amended in its entirety as follows:

“6.12      Use of Proceeds.  Use proceeds of the Revolver Facility to (i) refinance the Indebtedness outstanding under the First Amended and Restated Credit Agreement, (ii) finance working capital requirements and other general corporate purposes of the Borrower and its Domestic Subsidiaries, including Permitted Acquisitions; provided no proceeds of the Revolver Facility may by used to repurchase any Senior Unsecured Notes or to pay any dividends owing in connection with the Preferred Stock, (iii) issue Letters of Credit, (iv) repay the CFSC Rig Financing pursuant to Section 7.15(f), including prepayment penalties, if any, and (v) pay transaction fees and expenses associated with this Agreement; provided, however, that at no time may more than $25,000,000 of proceeds of the Revolver Facility (or Letters of Credit) be advanced or invested, directly or indirectly, in or to DLS or any of its Subsidiaries.”

1.3         Section 7.07.  Section 7.07 of the Credit Agreement is amended by deleting the word “or” at the end of Section 7.07(e) and deleting the period at the end of Section 7.07(f) and inserting in lieu thereof a semicolon and adding a new Section 7.07(g) to read in its entirety as follows:

“(g)         Disposition of the Rigs to Stewart & Stevenson LLC for an aggregate consideration of $25 million is cash, with $10 million to be paid upon closing of such Disposition and the balance to be paid in two installments of $7.5 million each due on November 30, 2010 and December 31, 2010.”

1.4        Section 7.15.  Section 7.15 of the Credit Agreement is amended by deleting the word “and” at the end of clause (d), replacing the period at the end of clause (e) with a “; and” and adding a new clause (f) to read in its entirety as follows:

“(f)          prepayment of the CFSC Rig Financing together with prepayment penalties, if any; provided no more than $11,000,000 of such prepayment may be funded using proceeds of any Credit Extension hereunder.”

Paragraph 2.       Effective Date. This Amendment shall not become effective until the date (such date, the “Seventh Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:

(a)         this Amendment, executed by the Borrower, the Guarantors, and the Lenders;

Seventh Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

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(b)         an executed copy of the Equipment Sales Agreement between Stewart & Stevenson LLC and Borrower dated on or before the Seventh Amendment Effective Date;

(c)         fees and expenses required to be paid pursuant to Paragraph 5 of this Amendment, to the extent invoiced prior to the Seventh Amendment Effective Date;  and

(d)         such other assurances, certificates, documents and consents as the Administrative Agent may require.

Paragraph 3.       Acknowledgment and Ratification. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors (i) consents to the agreements in this Amendment, (ii) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4.       Representations. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors represents and warrants to the Administrative Agent and the Lenders that as of the Seventh Amendment Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, (b) no Default or Event of Default exists and no Borrowing Base Deficiency exists.

Paragraph 5.       Expenses, Funding Losses.  The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.

Paragraph 6.       Miscellaneous.  This Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law and applicable federal law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.

Paragraph 7.       Entire Agreement. This amendment represents the final agreement between the parties about the subject matter of this amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Paragraph 8.       Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the other Lenders, and their respective successors and assigns.

Seventh Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

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Paragraph 9.       Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Amendment.

Paragraph 10.     Release.  As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into this Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent and the Lenders that to the best of its knowledge no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender or any defense to (i) the payment of Obligations under the Revolver Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Revolver Notes and/or the Loan Documents.  In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

Paragraph 11.     Execution in Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Seventh Amendment Effective Date.

Remainder of Page Intentionally Blank
Signature Pages to Follow.

Seventh Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

ALLIS-CHALMERS ENERGY INC.,
a Delaware corporation, as Borrower

By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer

Seventh Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page– Page 1

GUARANTORS:

AirComp LLC		Allis-Chalmers Drilling LLC

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez
	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer

Allis-Chalmers Holdings Inc.		Allis-Chalmers Management LLC

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez
	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer

Allis-Chalmers Production Services LLC		Allis-Chalmers Rental Services LLC

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez
	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer

Allis-Chalmers Tubular Services LLC		Rebel Rentals LLC

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez
	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer

Petro-Rentals LLC		Strata Directional Technology LLC

By:	/s/ Victor M. Perez
	Victor M. Perez	By:	/s/ Victor M. Perez
	Chief Financial Officer		Victor M. Perez
Chief Financial Officer
American Well Control, Inc.

By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer

Seventh Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page– Page 2

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

Seventh Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page– Page 3

L/C ISSUER AND LENDER:

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Seventh Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page– Page 4

LENDER:

CATERPILLAR FINANCIAL
SERVICES CORPORATION, as Lender

By:	/s/ Roger Scott Freistat
Name:	Roger Scott Freistat
Title:	Credit Manager

Seventh Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page– Page 5

LENDER:

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Geraldine King
Name:	Geraldine King
Title:	Vice President

Seventh Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page– Page 6

LENDER:

WELLS FARGO BANK, N.A.
as a Lender

By:	/s/ Donald W. Herrick, Jr.
Name:	Donald W. Herrick, Jr.
Title:	Director

Seventh Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page– Page 7

LENDER:

NATIXIS,
as a Lender

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

Seventh Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page– Page 8

LENDER:

WHITNEY NATIONAL BANK,
as a Lender

By:	/s/ Mark S. McCullough
Name:	Mark S. McCullough
Title:	Vice President

Seventh Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page– Page 9